UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St., Suite 3001

New York, NY, 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +60 3 5888 8485

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one-half of one redeemable warrant, and one right to acquire one-tenth of one share of Class A common stock	PPHPU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PPHP	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	PPHPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PPHPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 5, 2024, PHP Ventures Acquisition Corp. (the “Company”) received written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet held an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year ended December 31, 2022, the Company no longer complies with Listing Rules 5620(a), 5810(c)(2)(G), and IM-5620 for continued listing (the “Annual Meeting Requirement”). As previously disclosed, on August 24, 2023, the Company received written notice from Nasdaq (the “Public Holder Notice”) indicating that the Company was not in compliance with Listing Rule 5550(a)(3), which requires the Company to have at least 300 public holders for continued listing on Nasdaq (the “Minimum Public Holders Requirement”). As previously disclosed, on April 17, 2023, the Company received the written notice from Nasdaq (the “MVLS Notice”) stating that the Company’s market value of listed securities (“MVLS”) for the last 30 consecutive business days (from March 6, 2023 to April 14, 2023), was below the required minimum of $35 million for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

On October 9, 2023, the Company submitted its plan to regain compliance with Nasdaq by completing its initial business combination pursuant to the Business Combination Agreement dated as of December 8, 2022 (the “Business Combination Agreement”) by and among the Company, Modulex Modular Buildings Plc, a company incorporated in England and Wales (“Modulex”) and Modulex Merger Sub, an exempted company formed in the Cayman Islands and wholly-owned subsidiary of Modulex (“Merger Sub”). At the closing of the business combination under the Business Combination Agreement, which is structured as a target-on-top merger, the Company will merge with and into Merger Sub, with Merger Sub surviving the merger (the “Business Combination”). Upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”), the Company will become a wholly-owned subsidiary of Modulex, with the securityholders of the Company becoming securityholders of Modulex on a post-Transactions basis.

On October 19, 2023, the Company received written notice from Nasdaq (the “Delisting Letter”) that the Company had not regained compliance. Accordingly, unless the Company requested an appeal of the determination in the Delisting Letter, the Company’s securities would be delisted from Nasdaq, trading of the Company’s common stock would be suspended at the opening of business on October 30, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on Nasdaq. The Company appealed Nasdaq’s determination to stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the panel’s decision, and to update the Nasdaq hearing panel of the Company’s plan to regain compliance. The Company attended the hearing on January 18, 2024 with Nasdaq’s hearings panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

On January 30, 2024, the Company received a written request from the Staff of Nasdaq for an update on the status of raising $2.5 million of funding needed to complete the Business Combination. As previously disclosed, on February 9, 2024, the Company submitted its response to such request providing updates.

On February 13, 2024, Nasdaq requested a further update on the status of the $2.5 million fundraising needed to complete the Business Combination and the timeline to complete such Business Combination. As previously disclosed, on March 8, 2024, the Company submitted its response to Nasdaq’s request.

On March 15, 2024, Nasdaq advised the Company that the Nasdaq hearing panel’s discretion for the Company’s deficiencies under the continued listing rules ends on April 16, 2024 (the “Deadline”), and requested additional information on how the Company intends to cure such deficiencies on or before such Deadline, given that the closing of the Business Combination is currently scheduled to occur by August 16, 2024.

On March 18, 2024, the Company revised its plan to regain compliance such that (i) to meet the MVLS Requirement, the Company planned to file a proxy statement and hold a stockholder meeting to allow the Company to amend its charter, enabling the Company to convert its Class B common stock to Class A common stock prior to the closing of the Business Combination to meet the MVLS Requirement by the Deadline, and (ii) to meet the Public Holder Requirement, the Company planned to begin the round lot program ahead of the closing of the Business Combination to ensure compliance with the Public Holder Requirement by the Deadline. On March 22, 2024, the Staff of Nasdaq accepted the updated plan, providing the Company until the Deadline to satisfy the deficiencies and demonstrate compliance with Listing Rules 5550(a)(3), 5550(b)(2) and 5620(a) (the “Hearing Panel Decision”).

On April 15, 2024, the Company advised the Nasdaq hearing panel that the requisite financing to complete its financial statements for filing of the Form 10-K remained in progress. Because the Form 10-K must be filed prior to the Company filing a proxy statement to hold a shareholder meeting to approve the amendment of its charter prior to the conversion of its shares, the filing of the proxy statement was delayed. The Company requested a further extension of sixty days to provide the additional timing needed for the Conversion following the filing of the Form 10-K.

On April 17, 2024, the Company received a written notice (the “Delisting Notice”) from the Staff of Nasdaq notifying the Company that the Staff has determined to delist the Company’s shares from Nasdaq, due to its failure to meet the terms of the Hearing Panel Decision. Trading in the Company’s shares was suspended at the opening of business on Friday, April 19, 2024. The Company may request that the Nasdaq Listing and Hearing Review Counsel review the decision within 15 days of the date of the Delisting Notice and submit a fee of $15,000 pursuant to Nasdaq Listing Rule 5820(a). Thus, the Company has until May 2, 2024 to appeal the determination. The Company expects a Form 25-NSE to be filed with the SEC to remove the Company’s shares from listing on Nasdaq.

Item 8.01. Other Events.

The Company fully intends to coordinate with a market maker to apply to trade over the counter with Financial Industry Regulatory Authority (“FINRA”).

Additional Information and Where to Find It

This Form 8-K and written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) (collectively, this “Filing”) is filed by the Company in connection with the Business Combination Agreement, pursuant to Rule 425 of the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934. This Filing is provided for informational purposes only, has been prepared to assist interested parties in making their own evaluation with respect to the Business Combination, and does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Company, Modulex or the Business Combination.

In connection with the Business Combination, the Company and/or Modulex filed relevant materials with the SEC, including an initial registration statement filed by Modulex on Form S-4 on September 27, 2023 (the “Form S-4”), which includes a proxy statement/prospectus of the Company. The Company urges its investors, shareholders, and other interested persons to read, the Form S-4, which includes a proxy statement/prospectus filed with the SEC, and any documents incorporated by reference therein because these documents contain important information about the Company, Modulex and the Business Combination. After the Form S-4 is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the stockholders of the Company as of the record date established for voting on the Business Combination and will contain important information about the Business Combination and related matters. Stockholders of the Company and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the Business Combination because they will contain important information about the Company, Modulex and the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: PHP Ventures Acquisition Corp., 10 East 53rd St., Suite 3001, New York, NY, 10022, or +60 3 5888 8485. The information contained on, or that may be accessed through, the websites referenced in this Filing is not incorporated by reference into, and is not a part of, this Filing.

No Offer or Solicitation

This Filing is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in Solicitation

The Company, Modulex and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the Business Combination is set forth in the proxy statement/prospectus for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the Form S-4, which includes the proxy statement/prospectus, that the Company filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Filing is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Business Combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will Modulex, the Company, Merger Sub, Sponsor or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Company, Modulex or the Business Combination. Readers of this Filing should each make their own evaluation of the Company and Modulex and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, including within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, such as statements regarding the completion of the Business Combination and the expected listing on Nasdaq, and the Company’s and Modulex’s expectations, plans or forecasts of future events and views as of the date of this Filing. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to successfully appeal a delisting determination and the Company’s ability to resolve the deficiencies. The Company and Modulex anticipate that subsequent events and developments will cause the Company’s and Modulex’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “would”, “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of the Company or Modulex). Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (2) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the securities; (3) the risk that the Business Combination may not be completed by the Company’s business combination deadline; (4) the inability to complete the Business Combination, including but not limited to due to the failure to obtain approval of the stockholders of the Company or Modulex for the Business Combination Agreement, to satisfy the minimum net tangible assets and minimum cash at closing requirements, to receive certain governmental, regulatory and third party approvals or to satisfy other conditions to closing in the Business Combination Agreement; (5) the failure to achieve the minimum amount of cash available following any redemptions by the Company’s stockholders; (6) the inability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Business Combination; (7) the effect of the announcement or pendency of the Business Combination on Modulex’s business relationships, operating results, and business generally; (8) risks that the Business Combination disrupts current plans and operations of Modulex; (9) the inability to realize the anticipated benefits of the Business Combination and to realize estimated pro forma results and underlying assumptions, including but not limited to with respect to estimated stockholder redemptions and costs related to the Business Combination; (10) the possibility that the Company or Modulex may be adversely affected by other economic or business factors; (11) changes in the markets in which Modulex competes, including but not limited to with respect to its competitive landscape, technology evolution, or regulatory changes; (12) changes in domestic and global general economic conditions; (13) risk that Modulex may not be able to execute its growth strategies; (14) the risk that Modulex experiences difficulties in managing its growth and expanding operations after the Business Combination; (15) the risk that the parties will need to raise additional capital to execute the business plan, which may not be available on acceptable terms or at all; (16) the ability to recognize the anticipated benefits of the Business Combination to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Modulex to grow and manage growth economically and hire and retain key employees; (17) risk that Modulex may not be able to develop and maintain effective internal controls; (18) the risk that Modulex may fail to keep pace with rapid technological developments to provide new and innovative products and services, or may make substantial investments in unsuccessful new products and services; (19) the ability to develop, license or acquire new products and services; (20) the risk that Modulex is unable to secure or protect its intellectual property; (21) the risk of product liability or regulatory lawsuits or proceedings relating to Modulex’s business; (22) the risk of cyber security or foreign exchange losses; (23) changes in applicable laws or regulations; (24) the outcome of any legal proceedings that may be instituted against the parties related to the Business Combination Agreement or the Business Combination; (25) the impact of the global COVID-19 pandemic and response on any of the foregoing risks, including but not limited to supply chain disruptions; and (26) other risks and uncertainties identified in the Form S-4, including those under “Risk Factors” therein, and in other filings with the SEC made by the Company.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s final prospectus for its initial public offering, Form S-4, Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q filed with the SEC with respect to the Business Combination, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of factors is not exhaustive, are provided for illustrative purposes only, and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor Modulex presently know or that the Company and Modulex currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The Company and Modulex anticipate that subsequent events and developments will cause the Company’s and Modulex’s assessments to change. However, while the Company and Modulex may elect to update or revise these forward-looking statements at some point in the future after the date of this Current Report on Form 8-K, the Company and Modulex specifically disclaim any obligation to do so. Neither the Company nor Modulex gives any assurance that the Company or Modulex, or the combined company, will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing the Company’s and Modulex’s assessments as of any date subsequent to the date of this Filing. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this section.

Item 9.01. Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press Release.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed by the duly authorized undersigned.

PHP Ventures Acquisition Corp

Date: April 29, 2024	By:	/s/ Marcus Choo Yeow Ngoh
Marcus Choo Yeow Ngoh
Chief Executive Officer and Director